ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

Class A Shares

Class C Shares

Class D Shares

Supplement Dated August 27, 2004 to the Prospectus Dated January 2, 2004

The first paragraph of the Section of the Prospectus entitled “Dividends, Distributions and Taxes” is hereby amended to read as follows:

Ancora Income Fund has adopted a policy of paying a monthly dividend.  This policy is subject to change at any time.  Each other Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

The third paragraph of the Section of the Prospectus entitled “General Information” is hereby amended to read as follows:

Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44115, have been appointed as independent accountants for the Funds.

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